TABLE OF SCHEDULES AND EXHIBITS
TO ASSET PURCHASE AGREEMENT

by and between

HOLLISTER & BLACKSMITH, INC. doing business as
AMERICAN CANNABIS COMPANY,
A wholly-owned subsidiary of
AMERICAN CANNABIS COMPANY, INC.

and

MEDIHEMP, LLC, and Its Wholly Owned Subsidiary, SLAM ENTERPRISES, LLC, and
MEDICAL CANNABIS CAREGIVERS, INC., collectively doing business as
NATURALEAF

<u>Schedule 3.5(a)</u>
Unaudited Financial Statements

Continued on the Next Page

Slam Enterprises, LLC Balance Sheet		Medical Cannabis Caregivers, Inc. Balance Sheet		Combined Totals	
	December 31, 2020 Total		December 31, 2020 Total		December 31, 2020 Total
ASSETS		ASSETS		ASSETS	
Current Assets		Current Assets		Current Assets	
Bank Accounts		Bank Accounts		Bank Accounts	
11112 - Safe Cash	0.00			11112 - Safe Cash	0.00
Aeropay	0.00	Aero Pay	0.00	Aeropay	0.00
Cash Cleaning	53,263.16	Cash	20,408.18	Cash Cleaning	73,671.34
Herring - MCC	0.00	Herring Bank	18,192.86	Herring - MCC	18,192.86
Herring - Palmer Park	14,445.65			Herring - Palmer Park	14,445.65
Herring-Tejon	16,902.79			Herring-Tejon	16,902.79
Sales	122,868.49	Sales Retail	263,859.66	Sales	386,728.15
Security Federal	0.00	Security Federal	0.00	Security Federal	0.00
Square	0.00			Square	0.00
Transaction Group	0.00	Transaction Group	0.00	Transaction Group	0.00
Total Bank Accounts	$ 207,480.09	Total Bank Accounts	$411,227.69	Total Bank Accounts	618,707.78
Accounts Receivable		Accounts Receivable		Accounts Receivable	
Accounts Receivable	-13,049.15	Accounts Receivable	0.00	Accounts Receivable	-13,049.15
Total Accounts Receivable	$ 13,049.15	Total Accounts Receivable	$ 0.00	Total Accounts Receivable	-13,049.15
Other Current Assets		Other Current Assets		Other Current Assets	
Furniture and Fixtures		Furniture and Fixtures	247.01	Furniture and Fixtures	247.01
Inventory adj		Inventory adj	0.00	Inventory adj	0.00
Due From MCC	0.00			Due From MCC	0.00
Employee Advance	0.00	Employee Advance	0.00	Employee Advance	0.00
Inventory Finished Goods	8,245.00	Inventory- Finished Goods	6,575.00	Inventory Finished Goods	14,820.00
Lease Improvements		Lease Improvements	25,549.84	Lease Improvements	25,549.84
Leasehold improvements Grow		Leasehold improvements Grow	7,683.88	Leasehold improvements Grow	7,683.88
Office Equipment		Office Equipment	2,692.80	Office Equipment	2,692.80
Total Other Current Assets	$ 8,245.00	Total Other Current Assets	$ 42,748.53	Total Other Current Assets	50,993.53
Total Current Assets	$ 202,675.94	Total Current Assets	$453,976.22	Total Current Assets	656,652.16
Fixed Assets		Fixed Assets		Fixed Assets	
Accumulated Depreciation	-92,897.00	Accumulated Depreciation	-110,307.00	Accumulated Depreciation	-203,204.00
Dispensary Assets	7,242.37			Dispensary Assets	7,242.37
Dispensary Assets-Furn&Fixture	700.00	Furniture & Fixtures Orig Co	6,528.42	Dispensary Assets-Furn&Fixture	7,228.42
Furniture and Equipment	20,753.13			Furniture and Equipment	20,753.13
Grow Lights	27,850.23	Grow Equipment Orig Cost	51,196.30	Grow Lights	79,046.53
Leashold Improvement	58,333.64	Lease Improvement-Grow	28,483.10	Leashold Improvement	86,816.74
Office Equip Accum Dep		Office Equip Accum Dep	960.60	Office Equip Accum Dep	960.60
Office Equip Orig Cost		Office Equip Orig Cost	9,441.58	Office Equip Orig Cost	9,441.58
Warehouse assets	390.00			Warehouse assets	390.00
Warehouse Assets-Equipment	5,636.53			Warehouse Assets-Equipment	5,636.53
Warehouse Assets-Leasehold Imp	136,539.07			Warehouse Assets-Leasehold Imp	136,539.07
Total Fixed Assets	$ 164,547.97	Total Fixed Assets	$ 13,697.00	Total Fixed Assets	150,850.97
Other Assets		Other Assets		Other Assets	
11300 Merchandise Inventory		11300 Merchandise Inventory	0.00	11300 Merchandise Inventory	0.00
Deposits Paid		Deposits Paid	2,000.00	Deposits Paid	2,000.00
Cal Jones Loan	0.00			Cal Jones Loan	0.00
Security Deposit Asset	500.00			Security Deposit Asset	500.00
Total Other Assets	$ 500.00	Total Other Assets	$ 2,000.00	Total Other Assets	2,500.00
TOTAL ASSETS	$ 367,723.91	TOTAL ASSETS	$442,279.22	TOTAL ASSETS	810,003.13
LIABILITIES AND EQUITY		LIABILITIES AND EQUITY		LIABILITIES AND EQUITY	
Liabilities		Liabilities		Liabilities	
Current Liabilities		Current Liabilities		Current Liabilities	
Accounts Payable		Accounts Payable		Accounts Payable	
Accounts Payable	0.00	Accounts Payable	67,849.94	Accounts Payable	67,849.94
Total Accounts Payable	$ 0.00	Total Accounts Payable	$ 67,849.94	Total Accounts Payable	67,849.94
Credit Cards		Credit Cards		Credit Cards	

Amazon Prime	4,412.48			Amazon Prime	4,412.48
American Express	0.00			American Express	0.00
Apple Card	0.00			Apple Card	0.00
Bank - Master Card	0.00			Bank - Master Card	0.00
Bank of America	514.86	Bank Americard	0.00	Bank of America	514.86
Barclays	0.00			Barclays	0.00
Capital One - New	0.00			Capital One - New	0.00
Chase...2329	0.00			Chase...2329	0.00
Discover...3382	0.00			Discover...3382	0.00
Total Credit Cards	$ 4,927.34	Total Credit Cards	$ 0.00	Total Credit Cards	4,927.34
Other Current Liabilities		Other Current Liabilities		Other Current Liabilities	
Lois A. Saunders RevocableTrust	165,935.58			Lois A. Saunders RevocableTrust	165,935.58
McCaregivers	0.00			McCaregivers	0.00
Over/Short	0.00			Over/Short	0.00
Payroll Liabilities	0.00	21401 Payroll Taxes Liabilities	0.00	Payroll Liabilities	
FICA		FICA	0.00	FICA	0.00
FUTA Payable		FUTA Payable	305.26	FUTA Payable	305.26
State Wage Withholding		State Wage Withholding	0.00	State Wage Withholding	0.00
SUTA		SUTA	250.13	SUTA	250.13
Total 21401 Payroll Taxes Liabilities		Total 21401 Payroll Taxes Liabilities	$ 555.39	Total 21401 Payroll Taxes Liabilities	
24000 Payroll Liabilities		24000 Payroll Liabilities	0.00	24000 Payroll Liabilities	0.00
CO Income Tax	2,705.00	CO Income Tax	505.00	CO Income Tax	3,210.00
CO Unemployment Tax	-1,767.40	CO Unemployment Tax	-534.90	CO Unemployment Tax	-2,302.30
Federal Taxes (941/944)	6,326.67	Federal Taxes (941/944)	901.24	Federal Taxes (941/944)	7,227.91
Federal Unemployment (940)	1,906.79	Federal Unemployment (940)	8.28	Federal Unemployment (940)	1,915.07
Justin - Garnishment	0.00			Justin - Garnishment	0.00
Wage Garnishment	4,266.00			Wage Garnishment	4,266.00
Wage Gasrnishment	2,700.00			Wage Gasrnishment	2,700.00
Total Payroll Liabilities	$ 16,137.06	Total 24000 Payroll Liabilities	$ 879.62	Total Payroll Liabilities	17,016.68
Sales Tax Agency Payable				Sales Tax Agency Payable	
Sales Tax Payable	0.00	Sales Tax Payable	0.00	Sales Tax Payable	0.00
Total Sales Tax Agency Payable	$ 0.00			Total Sales Tax Agency Payable	0.00
Sales Tax Payable	0.00			Sales Tax Payable	0.00
Saunders Personal Loan		Saunders Personal Loan	91,198.13	Saunders Personal Loan	91,198.13
Scott & Lois Personal Loan	-85,713.71			Scott & Lois Personal Loan	-85,713.71
Scott Sunders	220,406.49			Scott Sunders	220,406.49
Total Other Current Liabilities	$ 316,765.42	Total Other Current Liabilities	$ 92,633.14	Total Other Current Liabilities	409,398.56
Total Current Liabilities	$ 321,692.76	Total Current Liabilities	$160,483.08	Total Current Liabilities	482,175.84
Long-Term Liabilities		Long-Term Liabilities		Long-Term Liabilities	
Due From NaturaLeaf		Due From NaturaLeaf	0.00	Due From NaturaLeaf	0.00
Total Long-Term Liabilities		Total Long-Term Liabilities	$ 0.00	Total Long-Term Liabilities	0.00
Total Liabilities	$ 321,692.76	Total Liabilities	$160,483.08	Total Liabilities	482,175.84
Equity		Equity		Equity	
Capital Stock	33,601.42	Common Stock	0.00	Capital Stock	33,601.42
Opening Balance Equity	32,060.02	30010 OPENING BAL EQUITY	0.00	Opening Balance Equity	32,060.02
Owner Withdrawal	-84,078.04	Distribution - Scott	40,789.11	Owner Withdrawal	-43,288.93
Retained Earnings	110,634.47	Retained Earnings	- 239,045.75	Retained Earnings	- 128,411.28
Owner/Shareholder Equity		Owner/Shareholder Equity	0.00	Owner/Shareholder Equity	0.00
Shareholder Withdraw	-57,963.94			Shareholder Withdraw	-57,963.94
Net Income	11,777.22	Net Income	371,285.79	Net Income	383,063.01
Total Equity	$ 46,031.15	Total Equity	$173,029.15	Total Equity	219,060.30
TOTAL LIABILITIES AND EQUITY	$ 367,723.91	TOTAL LIABILITIES AND EQUITY	$333,512.23	TOTAL LIABILITIES AND EQUITY	701,236.14

Slam Enterprises, LLC Profit and Loss		Medical Cannabis Caregivers, Inc. Statement of Operations		Combined Totals	
	December 31, 2020 Total		December 31, 2020 Total		December 31, 2020 Total
Income		Income		Income	
Retail Sales	1,639,751.42	Sales - Retail	626,865.77	Retail Sales	2,266,617.19
Sales- Merchandise				Sales- Merchandise	0.00
Sales- Wholesale				Sales- Wholesale	0.00
Total Income	$ 1,639,751.42	Total Income	$ 626,865.77	Total Income	2,266,617.19
Cost of Goods Sold		Cost of Goods Sold		Cost of Goods Sold	
Grow Expense		50050 Grow Expense		Grow Expense	
Auto Expenses				Auto Expenses	0.00
Cost of Goods Sold				Cost of Goods Sold	0.00
Cost of Goods Sold-Dispensary				Cost of Goods Sold-Dispensary	0.00
Dispensary Supplies & Materials				Dispensary Supplies & Materials	0.00
Total Cost of Goods Sold-Dispensary				Total Cost of Goods Sold-Dispensary	0.00
Grow Expense	2,182.40			Grow Expense	2,182.40
Auto Expenses	3,521.85			Auto Expenses	3,521.85
Computer Related Expenses	24,697.76	Computer Related	2,199.16	Computer Related Expenses	26,896.92
Disposal Services	2,277.73			Disposal Services	2,277.73
Grow Licenses	5,174.00			Grow Licenses	5,174.00
Grow Misc.	68.87			Grow Misc.	68.87
Grow Rent	117,206.00	Rent	29,522.50	Grow Rent	146,728.50
Grow Security	9,760.00	Security	1,500.00	Grow Security	11,260.00
Grow Supplies & Materials	100,944.53	Grow Supplies & Materials	103.89	Grow Supplies & Materials	101,048.42
Grow Utilities	77,583.13			Grow Utilities	77,583.13
Grow Wages	537,870.36	Wages	53,460.00	Grow Wages	591,330.36
Insurance	5,027.12			Insurance	5,027.12
Lab. Test	33,623.00			Lab. Test	33,623.00
Licensing	9,414.33	License Fees	4,507.00	Licensing	13,921.33
Packaging & Shipping Materials	1,228.99			Packaging & Shipping Materials	1,228.99
Repairs & Maintenances	4,304.43			Repairs & Maintenances	4,304.43
Security Expenses				Security Expenses	0.00
Total Grow Expense	$ 934,884.50	Total 50050 Grow Expense	$ 91,292.55	Total Grow Expense	1,026,177.05
Total 50000 Cost of Sales		Total 50000 Cost of Sales	$ 91,292.55	Total 50000 Cost of Sales	91,292.55
Resale Purchased		Resale Purchased	84,114.39	Resale Purchased	84,114.39
Total 50012 Cost of Goods Sold		Total 50012 Cost of Goods Sold	$ 84,114.39	Total 50012 Cost of Goods Sold	84,114.39
Merchant Account Fees	2,056.29	56000 Merchant Account Fees	1,715.02	Merchant Account Fees	3,771.31
MMED Employee Licensing				MMED Employee Licensing	
Purchase for Resales				Purchase for Resales	
Resale/Purchased	159,139.05			Resale/Purchased	159,139.05
Total Purchase for Resales	$ 159,139.05			Total Purchase for Resales	159,139.05
Total Cost of Goods Sold	$ 1,096,079.84	Total Cost of Goods Sold	$ 177,121.96	Total Cost of Goods Sold	1,273,201.80
Gross Profit	$ 543,671.58	Gross Profit	$ 449,743.81	Gross Profit	993,415.39
Expenses		Expenses		Expenses	
Advertising and Promotion	34,343.38	60020 Advertising & Promotion Exp	3,540.00	Advertising and Promotion	37,883.38
Automobile Expense				Automobile Expense	0.00
Bank Service Charges	18,136.73	60050 Bank Charges	3,410.00	Bank Service Charges	21,546.73

Computer and Internet Expenses						Computer and Internet Expenses	0.00
Contributions						Contributions	0.00
Dues and Subscriptions		1,332.50				Dues and Subscriptions	1,332.50
Education		22,306.60				Education	22,306.60
Gifts		1,293.54				Gifts	1,293.54
Insurance Expense						Insurance Expense	0.00
Interest Expense						Interest Expense	0.00
Licenses		50.00				Licenses	50.00
Meals and Entertainment		788.58	60260 Meals/Entertainment		17.32	Meals and Entertainment	805.90
Misc. Expense						Misc. Expense	0.00
Office Supplies		2,672.34	60280 Office Supplies		24.66	Office Supplies	2,697.00
Payroll Expenses			Payroll Expenses			Payroll Expenses	0.00
Taxes		63,666.60	Taxes		9,428.95	Taxes	73,095.55
941						941	0.00
Payroll Expenses-FUTA						Payroll Expenses-FUTA	
Total Taxes	$	63,666.60				Total Taxes	63,666.60
Wages		259,334.35	Wages		60,855.56	Wages	320,189.91
Total Payroll Expenses	$	323,000.95	Total Payroll Expenses	$	70,284.51	Total Payroll Expenses	393,285.46
Postage			60320 Postage/Shipping		5.92	Postage	5.92
Professional Fees						Professional Fees	0.00
Accounting Services		14,140.48				Accounting Services	14,140.48
Consulting		1,200.00				Consulting	1,200.00
Legal Fees		100.00				Legal Fees	100.00
Total Professional Fees	$	15,440.48	Total Professional Fees		1,175.61	Total Professional Fees	16,616.09
Property Taxes						Property Taxes	0.00
Rent Expense - Dispensary		66,388.80				Rent Expense - Dispensary	66,388.80
Repairs and Maintenance						Repairs and Maintenance	0.00
Sales Tax						Sales Tax	0.00
Store Buildout						Store Buildout	0.00
Supplies						Supplies	0.00
Total Store Buildout						Total Store Buildout	0.00
Supplies		5,781.03				Supplies	5,781.03
Telephone Expense						Telephone Expense	0.00
Travel		-18.78				Travel	-18.78
Uncategorized Expense		39,959.08				Uncategorized Expense	39,959.08
Uniforms		419.13				Uniforms	419.13
Total Expenses	$	531,894.36	Total Expenses	$	78,458.02	Total Expenses	610,352.38
Net Operating Income	$	11,777.22	Net Operating Income	$	371,285.79	Net Operating Income	383,063.01
Other Income						Other Income	
Other Income						Other Income	0.00
Total Other Income						Total Other Income	0.00
Net Other Income						Net Other Income	0.00
Net Income	$	11,777.22	Net Income	$	371,285.79	Net Income	383,063.01

Slam Enterprises, LLC Statement of Cash Flows		Medical Cannabis Caregivers, Inc. Statement of Cash Flows		Combined Totals	
	December 31, 2020 Total		December 31, 2020 Total		December 31, 2020 Total
OPERATING ACTIVITIES		OPERATING ACTIVITIES		OPERATING ACTIVITIES	
Net Income	11,777.22	Net Income	371,285.79	Net Income	383,063.01
Adjustments to reconcile Net Income to Net Cash provided by operations:		Adjustments to reconcile Net Income to Net Cash provided by operations:		Adjustments to reconcile Net Income to Net Cash provided by operations:	
Accounts Receivable		Accounts Receivable		Accounts Receivable	0.00
Employee Advance				Employee Advance	0.00
Amazon Prime	-233.57			Amazon Prime	-233.57
American Express				American Express	0.00
Apple Card	-881.15			Apple Card	-881.15
Bank - Master Card				Bank - Master Card	0.00
Bank of America	152.88			Bank of America	152.88
Barclays	-4,950.00			Barclays	-4,950.00
Capital One - New	-12,742.00			Capital One - New	-12,742.00
Chase...2329	-18,622.00			Chase...2329	-18,622.00
Discover...3382	0.00			Discover...3382	0.00
Lois A. Saunders RevocableTrust				Lois A. Saunders RevocableTrust	0.00
Payroll Liabilities		24000 Payroll Liabilities		Payroll Liabilities	0.00
Payroll Liabilities:CO Income Tax	1,742.00	Payroll Liabilities:CO Income Tax	385.00	Payroll Liabilities:CO Income Tax	2,127.00
Payroll Liabilities:CO Unemployment Tax	-2,176.21	Payroll Liabilities:CO Unemployment Tax	-329.26	Payroll Liabilities:CO Unemployment Tax	-2,505.47
Payroll Liabilities:Employees Advance	0.00			Payroll Liabilities:Employees Advance	0.00
Payroll Liabilities:Federal Taxes (941/944)	6,326.67	Payroll Liabilities:Federal Taxes (941/944)	901.24	Payroll Liabilities:Federal Taxes (941/944)	7,227.91
Payroll Liabilities:Federal Unemployment (940)	1,074.74	Payroll Liabilities:Federal Unemployment (940)	181.06	Payroll Liabilities:Federal Unemployment (940)	1,255.80
Payroll Liabilities:Justin - Garnishment	4,266.00			Payroll Liabilities:Justin - Garnishment	4,266.00
Payroll Liabilities:Wage Garnishment	2,700.00			Payroll Liabilities:Wage Garnishment	2,700.00
Payroll Liabilities:Wage Gasrnishment	0.00			Payroll Liabilities:Wage Gasrnishment	0.00
Sales Tax Payable	0.00	Sales Tax Payable	0.00	Sales Tax Payable	0.00
Scott Saunders	104,684.29			Scott Saunders	104,684.29
Total Adjustments to reconcile Net Income to Net Cash provided by operations:	**$ 81,341.65**	**Total Adjustments to reconcile Net Income to Net Cash provided by operations:**	**$ 1,138.04**	**Total Adjustments to reconcile Net Income to Net Cash provided by operations:**	82,479.69
Net cash provided by operating activities	**$ 93,118.87**	**Net cash provided by operating activities**	**$ 372,423.83**	**Net cash provided by operating activities**	465,542.70
INVESTING ACTIVITIES				INVESTING ACTIVITIES	

Furniture and Equipment	-3,500.00			Furniture and Equipment	-3,500.00
Grow Lights				Grow Lights	0.00
Net cash provided by investing activities	**$3,500.00**			Net cash provided by investing activities	-3,500.00
FINANCING ACTIVITIES		FINANCIAL ACTIVITIES		FINANCING ACTIVITIES	0.00
Opening Balance Equity	4,004.22			Opening Balance Equity	4,004.22
Owner Withdrawal	-4,459.04			Owner Withdrawal	-4,459.04
Shareholder Withdraw				Shareholder Withdraw	0.00
Retained Earnings		Retained Earnings	-242,099.26	Retained Earnings	-242,099.26
Net cash provided by financing activities	**$454.82**	Net cash provided by financial activities	**$242,099.26**	Net cash provided by financing activities	-242,554.08
Net cash increase for period	**$ 89,164.05**	Net cash increase for period	**$ 130,324.57**	Net cash increase for period	219,488.62
Cash at beginning of period	118,316.04	Cash at beginning of period	172,136.13	Cash at beginning of period	290,452.17
Cash at end of period	**$ 207,480.09**	Cash at end of period	**$ 302,460.70**	Cash at end of period	509,940.79